                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A



                                CURRENT REPORT

                              ------------------

                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 11, 1997

                            BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)


                                    Delaware
                            (State of Incorporation)


1-13087                                                             04-2473675
(Commission File Number)                              (IRS Employer Id. Number)

8 Arlington Street
Boston, Massachusetts                                                    02116
(Address of principal executive offices)                             (Zip Code)

                                 (617) 859-2600
              (Registrant's telephone number, including area code)

This Amendment to the Company's Current Report on Form 8-K is being filed solely for the purpose of filing certain exhibits, as set forth in Item 7.

Item 7  Financial Statements and Exhibits

(c)  Exhibits
 *2.1 Agreement of Purchase and Sale between Bankers Trust Company, as seller, and Boston Properties Limited Partnership, as buyer, dated September 11,
       1997.

 10.2  Term loan agreement between Chase Manhattan Bank, as lender, and Boston
       Properties Limited Partnership, as borrower, dated September 11, 1997.


 10.3 Interest Guarantee and Agreement between Chase Manhattan Bank, as lender, and Boston Properties Limited Partnership, as borrower, dated
       September 11, 1997

 10.4  Net Cash Flow Shortfall Guarantee and Agreement between Chase Manhattan
       Bank, as lender, and Boston Properties Limited Partnership, as borrower, dated September 11, 1997

 10.5  Hazardous Material Guaranty and Indemnification Agreement between Chase
       Manhattan Bank, as lender, and Boston Properties Limited Partnership, as borrower, dated September 11, 1997

*27.1  Financial Data Schedule

* to be filed by amendment

                            BOSTON PROPERTIES, INC.
                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BOSTON PROPERTIES, INC.



                                    /s/ David G. Gaw
                                    --------------------------------------
                                    David G. Gaw
                                    Senior Vice President and
                                    Chief Financial Officer

Date: November 14, 1997